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                              BERNARD CHAUS, INC.
                             1998 STOCK OPTION PLAN

1.       PURPOSE.

         The purpose of this Plan is to strengthen Bernard Chaus, Inc. (the "Company") by providing an incentive to its employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees, officers, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options and Nonqualified Stock Options (as each term is herein defined).

2.       DEFINITIONS.

         For purposes of the Plan:

         2.1 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

         2.2 "Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

         2.3 "Board" means the Board of Directors of the Company.

         2.4 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

         2.5 A "Change in Control" shall mean the occurrence during the term of the Plan of:

             (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a

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majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined), or (iv) a trust or private foundation or other estate planning vehicle established by a shareholder of the Company, of voting securities of the Company from such shareholder and/or the acquisition by the heirs, executors or administrators of a shareholder of the Company of voting securities of the Company from such shareholder;

             (b) The individuals who, as of the close of business on the Rights Offering Effective Date are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

             (c) The consummation of:

                 (i) A merger, consolidation or reorganization with or into the
             Company or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

                     (A) the stockholders of the Company, immediately before
                 such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                     (B) the individuals who were members of the Incumbent
                 Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                     (C) no Person other than (i) the Company, (ii) any
                 Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of more than fifty percent

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                 (50%) or more of the then outstanding Voting Securities or
                 Shares, has Beneficial Ownership of more than fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or its common stock.

                 (ii) A complete liquidation or dissolution of the Company; or

                 (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

             Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

         2.6 "Code" means the Internal Revenue Code of 1986, as amended.

         2.7 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

         2.8 "Company" means Bernard Chaus, Inc.

         2.9 "Disability" means:

             (a) in the case of an Optionee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

             (b) in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

         2.10 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

         2.11 "Eligible Individual" means any officer or employee of the Company or a Subsidiary, or any director, consultant or advisor who is receiving cash compensation from the Company or a Subsidiary, designated by the Committee as eligible to receive Options subject to the conditions set forth herein;

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provided, however, that only employees of the Company or any Subsidiary may receive Incentive Stock Options under this Plan.

         2.12 "Employee Option" means an Option granted pursuant to Section 5.

         2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.14 "Fair Market Value" on any date means the closing sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

         2.15 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

         2.16 "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

         2.17 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

         2.18 "Option" means a Nonqualified Stock Option, an Incentive Stock Option, or any or all of them.

         2.19 "Optionee" means a person to whom an Option has been granted under the Plan.

         2.20 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

         2.21 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

         2.22 "Plan" means the Bernard Chaus, Inc. 1998 Stock Incentive Plan, as amended and restated from time to time.

         2.23 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

         2.24 "Shares" means the common stock, par value $.01 per share, of the Company.

         2.25 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

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         2.26 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

         2.27 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

3.       ADMINISTRATION.

         3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least two (2) directors of the Company; provided, however, that (A) each member shall be a Nonemployee Director and (B) to the extent necessary for any Option intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, each member of the Committee shall be an Outside Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

         3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

             (a) determine those Eligible Individuals to whom Employee Options shall be granted under the Plan and the number of such Employee Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan;

             (b) to construe and interpret the Plan and the Options granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, the Subsidiaries, the Optionees, and all other persons having any interest therein;

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             (c) to determine the duration and purposes for leaves of absence which may be granted to an Optionee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

             (d) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

             (e) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

4.       STOCK SUBJECT TO THE PLAN.

         4.1 The maximum number of Shares that may be made the subject of Options granted under the Plan shall be ten percent (10%) of the issued and outstanding Shares at the close of business on the Rights Offering Effective Date (which shall be between 2,187,443 and 2,711,591 Shares); provided, however, that the maximum number of Shares that an Eligible Individual may be granted in respect of Options may not exceed 2,200,000 Shares. Upon a Change in Capitalization, the maximum number of Shares referred to in the first sentence of this Section 4.1 shall be adjusted in number and kind pursuant to Section
12. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

         4.2 Upon the granting of an Option, the number of Shares available under Section 4.1 for the granting of further Options shall be reduced as follows: In connection with the granting of an Option, the number of Shares shall be reduced by the number of Shares in respect of which the Option is granted or denominated.

         4.3 Whenever any outstanding Option or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option may again be the subject of Options granted hereunder.

5.       OPTION GRANTS FOR ELIGIBLE INDIVIDUALS.

         5.1 AUTHORITY OF COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Employee Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement.

         5.2 PURCHASE PRICE. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Employee Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). Subject to Section 5.5, the Committee shall have the authority to change the purchase price for Shares under an Employee Option subsequent to its grant.

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         5.3 MAXIMUM DURATION. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

         5.4 VESTING. Subject to Section 6.4, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Employee Option or portion thereof at any time.

         5.5 MODIFICATION. No modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent.

6.       TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS.

         6.1 NON-TRANSFERABILITY. Unless set forth in the Agreement evidencing the Option (other than an Incentive Stock Option) at the time of grant or at any time thereafter, an Option granted hereunder shall not be transferable by the Optionee to whom granted except by will or the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

         6.2 METHOD OF EXERCISE. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (i) cash and/or (ii) the transfer of Shares to the Company upon such terms and conditions as determined by the Committee. In addition, Employee Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee, and the Committee may authorize that the purchase price payable upon exercise of an Employee Option may be paid by having Shares withheld that otherwise would be acquired upon such exercise. Any Shares transferred to the Company (or withheld upon exercise) as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. The Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

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         6.3 RIGHTS OF OPTIONEES. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

         6.4 EFFECT OF CHANGE IN CONTROL. In the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In the event an Optionee's employment with the Company terminates following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment shall remain exercisable for a period ending not before the earlier of (A) the first anniversary of the termination of the Optionee's employment or
(B) the expiration of the stated term of the Option; but in no event shall the exercise period exceed the maximum term provided in Section 5.3.

7.       EFFECT OF A TERMINATION OF EMPLOYMENT.

         The Agreement evidencing the grant of each Option shall set forth the terms and conditions applicable to such Option upon a termination or change in the status of the employment of the Optionee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which shall be as the Committee may, in its discretion, determine at the time the Option is granted or thereafter.

8.       ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

              (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options may be granted to any Eligible Individual during any fiscal year during the term of the Plan, and (iii) subject to the provisions of Section 162(m) of the Code, the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan and the purchase price therefor, if applicable.

              (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

              (c) If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, and restrictions which were applicable to the Shares subject to the Option, as the case may be, prior to such Change in Capitalization.

9.       EFFECT OF CERTAIN TRANSACTIONS.

         Subject to Section 8.4 or as otherwise provided in an Agreement or otherwise by the Committee, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the

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Company (a "Transaction"), the Plan and the Options issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee shall be entitled to receive in respect of each Share subject to any outstanding Options, as the case may be, upon exercise of any Option, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options prior to such Transaction.

10.      INTERPRETATION.

              The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

              (a) Unless otherwise expressly stated in the relevant Agreement, each Employee Option granted under the Plan is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options to fail to qualify as performance-based compensation.

11.      POOLING TRANSACTIONS.

         Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option, (ii) providing that the payment or settlement in respect of any Option be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and
(iii) providing for the extension of the term of any Option to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option.

12.      TERMINATION AND AMENDMENT OF THE PLAN.

         The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option may be granted thereafter. Subject to Section 11, the Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

              (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options theretofore granted under the Plan, except with the consent of the Optionee, nor shall any amendment, modification, suspension or termination deprive any Optionee of any Shares which he or she may have acquired through or as a result of the Plan; and

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              (b) to the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

13.      OTHER ARRANGEMENTS.

         The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

14.      LIMITATION OF LIABILITY.

         As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                   (i) give any person any right to be granted an Option other than at the sole discretion of the Committee;

                   (ii) give any person any rights whatsoever with respect to
              Shares except as specifically provided in the Plan;

                   (iii) limit in any way the right of the Company or any
              Subsidiary to terminate the employment of any person at any time;
              or

                   (iv) be evidence of any agreement or understanding,
              expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

15.      REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

         15.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New York without giving effect to conflicts of laws principles thereof.

         15.2 The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

         15.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

         15.4 Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental

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regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

         15.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately legended to reflect their status as restricted securities as aforesaid.

16.      MISCELLANEOUS.

         16.1 MULTIPLE AGREEMENTS. The terms of each Option may differ from other Options granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Eligible Individual.

         16.2 WITHHOLDING OF TAXES.

              (a) At such times as an Optionee recognizes taxable income in connection with the receipt of Shares or otherwise hereunder (a "Taxable Event"), the Optionee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or otherwise. The Company shall have the right to deduct from any payment of cash to an Optionee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

              (b) If an Optionee makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

         16.3 EFFECTIVE DATE. The effective date of this Plan shall be the effective date of the Company's rights offering as contemplated by the Form S-3 Registration Statement under the Securities Act of 1933, as amended, which was filed by the Company with the Securities and Exchange Commission on October 30,

1997 (the "Rights Offering Effective Date"), subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of New York within twelve (12) months of the adoption of the Plan by the Board.

                   [Form of Agreement for New Option Grants]

                              BERNARD CHAUS, INC.
                             1998 STOCK OPTION PLAN
                      NON-INCENTIVE STOCK OPTION AGREEMENT


         AGREEMENT made and entered into as of _______________, by and between BERNARD CHAUS, INC. (the "Company"), a New York corporation with offices at 1410 Broadway, New York, New York 10018, and _________________ (the
"Optionee"), an individual residing at _____________________________________.

                             W I T N E S S E T H :

         WHEREAS, the Board of Directors (the "Board") of the Company by resolution dated November 7, 1997, adopted the Bernard Chaus, Inc. 1998 Stock Option Plan (the "Plan") which authorizes the grant of options to purchase shares of the common stock, $.01 par value per share, of the Company (the "Common Stock") to certain employees, officers, consultants and directors of the Company;

         WHEREAS, the administration of the Plan has been delegated under its provision to a committee (the "Committee") appointed by the Board; and

         WHEREAS, the Optionee is now [employed by][serving as a non-employee director of] the Company and the Company desires that (s)he remain in such [employ][service] and that (s)he increase her/his stock ownership in the Company in order to increase her/his incentive and personal interest in the welfare of the Company; and

         WHEREAS, at a meeting of the Committee held on _________________ (the "Date of Grant"), the Committee granted to the Optionee options to purchase shares of Common Stock of the Company, pursuant to the terms and subject to the conditions specified herein and in the Plan.

         NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants and agreements herein contained, the parties hereby agree as follows:

         1. (a) Subject to the terms and conditions set forth herein, the Company grants to the Optionee an option (the "Option") to purchase from the Company all or any part of an aggregate of ________ shares of the Common Stock (the "Shares") pursuant to the terms and subject to the conditions specified herein and in the Plan. The Option is not intended to be an incentive stock option within the meaning of Section 422A(b) of the Internal Revenue Code of 1986 (the "Code") and this Agreement shall be construed and interpreted in accordance with such intention.

            (b) In the case of any conflict between the provisions hereof and those of the Plan, the provisions of the Plan shall be controlling. A copy of the Plan (as such may have been amended to date) will be made available for inspection by the Optionee during normal business hours at the principal office of the Company. All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Plan. The Company makes no representations or warranties as to the income, estate or other tax consequences to the Optionee of the grant of exercise of the Option or the sale or other disposition of the Shares acquired pursuant to the exercise thereof.

         2. The purchase price for the Shares shall be $_____ per share, subject to adjustment as hereinafter provided (the "Option Price").

         3. (a) The Option shall vest and be exercisable at the rate of twenty-five percent (25%) on each of the first four (4) anniversaries of the Date of Grant, subject to the Optionee's continued employment on the applicable vesting date. For purposes of vesting, all fractional amounts shall be rounded to the nearest number of whole Shares. Notwithstanding the foregoing, in no event shall the Option be exercised, and the Option shall no longer be exercisable, at any time after ten (10) years from the Date of Grant (the "Expiration Date"). Subject to the foregoing, any exercise of the Option may be either in whole at any time or in part at any time or from time to time.

            (b) Except as provided in subparagraph 3(c) or Paragraph 7 hereof, the Option shall cease to be exercisable thirty (30) days after the date the Optionee terminates services as an employee, consultant or non-employee director of the Company or any affiliate of the Company for reasons other than a "Discharge for Cause" (as defined below), retirement with the consent of the Company ("Retirement"), Disability or death and immediately upon the termination of the Optionee as a result of a Discharge for Cause, and all rights of the Optionee hereunder shall thereupon terminate. For purposes of this Agreement, a "Discharge for Cause" shall be defined in the Optionee's employment agreement or, if the Optionee is not party to an employment agreement with the Company, a "Discharge for Cause" shall mean the discharge of the Optionee from his or her employment or service as a consultant or non-employee director by the Company and the affiliates of the Company after a good faith determination by the Board that such termination of employment or service as a consultant or non-employee director is necessary or desirable by reason of (i) the commission by such Optionee of any act which, if successfully prosecuted by the appropriate authorities, would constitute a felony under state or federal law; (ii) the disclosure or furnishing to any one other than the Company and its Subsidiaries, or the directors, officers, employees, auditors and legal advisors of any of them, other in the regular course of business of the Company and its Subsidiaries, any knowledge or information with respect to the customers, employees, operations, financial condition, revenues or projections of the Company and/or its Subsidiaries, other than any such knowledge or information in the public domain which has not been improperly disclosed by such Optionee; (iii) the commission by such Optionee of an act of moral turpitude; (iv) the material violation by such Optionee of the terms and provisions of an employment agreement between such Optionee and the Company and/or any Subsidiary; or (v) a material dereliction by such Optionee of his duties to the Company and/or any Subsidiary.

         (c) (i) If the Optionee ceases to be an employee of or consultant to the Company or any affiliate of the Company and this cessation is due to Retirement, Disability or death, the Option shall be exercisable as provided in this subparagraph. The Optionee, or in the event of the Optionee's Disability, the Optionee's duly appointed guardian or conservator, or in the event of the Optionee's death, the Optionee's executor or administrator, shall have the privilege of exercising the unexercised portion of the Option which the Optionee could have exercised on the day on which the Optionee ceased to be an employee of or consultant to the Company or any affiliate of the Company, provided, however, that such exercise must be in accordance with the terms of this Agreement and within (x) three (3) months after the Optionee's Retirement or Disability or (y) (A) twelve (12) months after the Optionee's death or (B) three (3) months after the Optionee's death if such death occurs during the three (3) month period following the termination of the Optionee's employment or service as a consultant by reason of Retirement or Disability, as the case may be. In no event, however, shall the Optionee or the Optionee's executor or administrator, as the case may be, exercise the Option after the Expiration Date. For all purposes of this Agreement, an approved leave of absence shall not constitute an interruption or cessation of the Optionee's service as an employee or consultant of the Company or any affiliate of the Company.

              (ii) If the Optionee ceases to be an non-employee director of the Company and this cessation is due to Retirement, Disability or death, the Option shall be exercisable as provided in this subparagraph. The Optionee, or in the event of the Optionee's Disability, the Optionee's duly appointed guardian or conservator, or in the event of the Optionee's death, the Optionee's executor or administrator, shall have the privilege of exercising the unexercised portion of the Option which the Optionee could have exercised on the day on which the Optionee ceased to be a non-employee director of the Company, provided, however, that such exercise must be in accordance with the terms of this Agreement and within twelve (12) months after the Optionee's Retirement, Disability or death. In no event, however, shall the Optionee or the Optionee's executor or administrator, as the case may be, exercise the Option after the Expiration Date.

              (iii) Except as set forth in this subparagraph 3(c), during the Optionee's lifetime, the Option may be exercised only by the Optionee.

         4. No Optionee shall be deemed for any purpose to be the owner of any Shares unless and until (i) the Option shall be exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered Shares to the Optionee and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to the terms and conditions hereof.

         5. The Option shall be exercised when written notice of such exercise, signed by the person entitled to exercise the Option, has been delivered or transmitted by registered or certified mail, to the Secretary of the Company at its principal executive office. Said written notice shall specify the number of Shares purchasable under the Option which such person then wishes to purchase and shall be accompanied by this Agreement and such other documentation, if any, as may be required by the Company as provided in Paragraph 6 below and be accompanied by payment of the aggregate Option Price. Such payment shall be in the form of (i) cash or, to the extent the Committee shall have adopted provisions therefor, Shares or other consideration, or any combination thereof, having a Fair Market Value on the day preceding the exercise date equal to the exercise price of the Option or portion thereof being exercised or (ii) the sale of Shares underlying Employee Options, through a registered broker-dealer, pursuant to the Company's broker-assisted cashless exercise program, to the extent such program has been established by the Committee. In connection with any payment of Shares, the Optionee shall, to the extent requested by the Committee, certify to the Company that such delivery will not result in "short-swing" profit to him under Section 16 of the Securities and Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder ("Section 16"). Delivery of said notice and such documentation shall constitute an irrevocable election to purchase the Shares specified in said notice and the date on which the Company receives said notice and documentation shall, subject to the provisions of Paragraph 6, be the date as of which the Shares so purchased shall be deemed to have been issued. The person entitled to exercise the Option shall not have the right or status as a holder of the Shares to which such exercise relates prior to receipt by the Company of such payment, notice and documentation. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

         6. (a) In the event that the disposition of Shares acquired pursuant to the Option is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations promulgated thereunder. The Committee may require as a condition to the right to exercise the Option hereunder that the Company receive from the person exercising the Option, representations, warranties and agreements, at the time of any such exercise, to the effect that the Shares are being purchased for investment only and without any present intention to sell or otherwise distribute such Shares and that the Shares will not be disposed of in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act. The certificate issued to evidence such Shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

            (b) In the event of the death of the Optionee, an additional condition of exercising the Option shall be the delivery to the Company of such tax waivers and other documents as the Company shall reasonably determine. The executors, administrators, legal representatives, distributees and legatees of the Optionee are, after the death of the Optionee, referred to as the Optionee with respect to the Option.

            (c) The Optionee shall, as an additional condition of exercising the Option, make appropriate arrangements with the Company for the payment of all Withholding Taxes applicable as a result of the exercise of the Option prior to the issuance or release from escrow of such Shares.

            (d) Anything in this Agreement to the contrary notwithstanding, in no event may the Option be exercisable if the Company shall, at any time and in its sole discretion, determine that (i) the listing, registration or qualification of any shares otherwise deliverable upon such exercise, upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or desirable in connection with such exercise. In such event, such exercise shall be held in abeyance and shall not be effective unless and until such withholding, listing, registration, qualification, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         7. In the event of a Change in Control of the Company, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. If the Optionee's employment is terminated for any reason following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment shall remain exercisable for a period ending not before the earlier of (A) the first anniversary of the termination of the Optionee's employment or (B) the Expiration Date.

         8. (a) In the event of a Change in Capitalization, if an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made under the Plan, adjust any or all of (x) the number and type of Shares subject to the unexercised portion of the Option, and
(y) the exercise price with respect to the unexercised portion of the Option or, if deemed appropriate, make provision for a cash payment with respect to the unexercised portion of the Option. In computing any adjustment under this paragraph, the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

            (b) Subject to subparagraph 8(a) or as otherwise provided by the Committee, in the event that a Transaction is consummated, the Option shall, after the consummation of such Transaction, be exercisable into the kind and number of shares of stock, securities, cash, property or other consideration which the Optionee would have been entitled to receive if the Optionee had held the Shares issuable upon the exercise of the Option immediately prior to such Transaction; provided, however, that such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options prior to such Transaction.

         9. The existence of the Option shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all Changes in Capitalization, Changes in Control or Transactions.

         10. Nothing contained herein shall be construed (i) to confer on the Optionee any right to continue as an employee of the Company or any affiliate, Subsidiary or Division of the Company at any particular rate of compensation or for any particular length of time or (ii) to derogate from any right of the Company or any affiliate, Subsidiary or Division thereof to retire, request the resignation thereof or discharge the Optionee, or to layoff or require a leave of absence of the Optionee, with or without pay, at any time, with or without cause.

         11. This Agreement shall be construed and enforced in accordance with the laws of the State of New York and applicable Federal law, without giving effect to conflicts of laws principles thereof. Subject to subparagraph 3(c) hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, as the case may be.

         12. This Agreement and the Plan set forth the entire understanding of the parties with respect to the subject matter hereof, supersede all existing agreements between them concerning such subject matter. No amendment, modification, suspension or termination of this Agreement may be made without the consent of each party hereto; provided, however, that the Company may amend modify, suspend or terminate this Agreement in a manner which does not impair or adversely alter any Options without the written consent of the Optionee.

         13. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt request, or delivered against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this paragraph 13). Notice to the estate of the Optionee shall be sufficient if addressed to the Optionee as provided in this paragraph 13. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

         14. Any waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

         15. The Option is not assignable, alienable, saleable or transferable otherwise than (a) by will or the laws of descent and distribution, (b) pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act, (c) as provided in subparagraph 3(c) above or (d) with the consent of, or in accordance with rules and procedures established by, the Board of Directors of the Company. The Optionee's rights shall not be subject to commutation, encumbrance or the claims of the Optionee's creditors, and any attempt to do any of the foregoing shall be void. The provisions of this Agreement shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

         IN WITNESS WHEREOF, the Company has caused this instrument to be executed by a duly authorized officer and its corporate seal hereunto affixed, and the Optionee has hereunto affixed his hand and seal, the day and year first above written.

                                            BERNARD CHAUS, INC.


                                            By
                                              ------------------------------
                                              Name:
                                              Title:

ACCEPTED AND AGREED TO:


By
  ---------------------------
  Optionee